GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(a) – 75.2%
295,798,778	Goldman Sachs Financial Square Government Fund – Institutional Shares 4.725%	$295,798,778

TOTAL INVESTMENTS – 75.2% (Cost $295,798,778)		$295,798,778

OTHER ASSETS IN EXCESS OF LIABILITIES – 24.8%		97,469,506

NET ASSETS – 100.0%		$393,268,284

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
100 oz Gold	37	06/28/23	$7,357,080	$396,898
Aluminum	111	04/19/23	6,612,131	(240,961)
CAC 40 10 Euro Index	233	04/21/23	18,532,193	594,472
Cocoa	32	05/15/23	937,920	62,648
Copper	33	04/19/23	7,420,463	64,136
EURO STOXX 50 Index	242	06/16/23	11,182,963	540,548
Feeder Cattle	36	05/25/23	3,693,600	40,202
FTSE 100 Index	261	06/16/23	24,595,274	351,086
FTSE Taiwan Index Equity Index	130	04/27/23	7,217,600	10,173
FTSE/JSE Top 40 Index	207	06/15/23	8,281,628	(58,463)
Hang Seng Index	71	04/27/23	9,262,226	343,070
Live Cattle	23	06/30/23	1,490,860	32,912
LME Copper Base Metal	41	05/15/23	9,217,313	126,686
LME Lead Base Metal	116	04/17/23	6,119,725	101,568
LME Lead Base Metal	149	05/15/23	7,842,056	53,547
LME Nickel Base Metal	29	04/17/23	4,121,190	(610,061)
LME Nickel Base Metal	41	05/15/23	5,842,500	22,602
LME Primary Aluminium	81	05/15/23	4,847,344	125,694
LME Zinc Base Metal	64	04/17/23	4,701,200	(206,435)
LME Zinc Base Metal	63	05/15/23	4,614,356	(35,113)
Mini VSTOXX®Index	2,363	04/19/23	5,317,553	(1,196,125)
MSCI EAFE E-Mini Index	238	06/16/23	24,948,350	1,205,043
NASDAQ 100 E-Mini Index	12	06/16/23	3,192,420	183,653
Nikkei 225 Index	30	06/08/23	6,335,530	74,174
OMXS30 Index	399	04/21/23	8,521,854	385,592
S&P 500 E-Mini Index	228	06/16/23	47,170,350	1,174,939
Silver	54	05/26/23	6,538,050	380,176
Soybean	28	05/12/23	2,107,000	23,901
Sugar No. 11	254	04/28/23	6,329,680	461,878
TOPIX Index	14	06/08/23	2,112,521	61,203
TurkDEX ISE 30	2,064	04/28/23	5,757,397	(391,435)

Total				4,078,208

Short position contracts:
Aluminum	(111)	04/19/23	(6,612,131)	(123,211)
Brent Crude Oil	(44)	04/28/23	(3,510,320)	(190,868)
CBOE Volatality Index	(256)	04/19/23	(5,315,635)	1,101,791
Coffee “C”	(11)	05/18/23	(703,312)	44,177
Copper	(33)	04/19/23	(7,420,463)	(126,527)

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Corn	(31)	05/12/23	$(1,020,675)	$(15,127)
Cotton No. 2	(143)	05/08/23	(5,918,770)	(216,807)
E-Mini Dow	(16)	06/16/23	(2,676,800)	(64,701)
FTSE China A50 Index	(317)	04/27/23	(4,218,002)	(66,105)
FTSE/MIB Index	(88)	06/16/23	(12,719,723)	(417,467)
German Stock Index	(3)	06/16/23	(1,284,890)	(34,481)
Hard Red Winter Wheat	(91)	05/12/23	(3,991,488)	(286,676)
HSCEI	(26)	04/27/23	(1,161,238)	(42,404)
IBEX 35 Index	(41)	04/21/23	(4,087,714)	(130,340)
KOSPI 200 Index	(25)	06/08/23	(1,554,038)	(60,157)
Lean Hogs	(152)	06/14/23	(5,560,160)	345,898
LME Copper Base Metal	(22)	05/15/23	(4,945,875)	(132,543)
LME Lead Base Metal	(116)	04/17/23	(6,119,725)	(57,870)
LME Lead Base Metal	(58)	05/15/23	(3,052,613)	(36,779)
LME Nickel Base Metal	(29)	04/17/23	(4,121,190)	87,373
LME Nickel Base Metal	(24)	05/15/23	(3,420,000)	(62,786)
LME Primary Aluminium	(150)	05/15/23	(8,976,563)	(297,000)
LME Zinc Base Metal	(64)	04/17/23	(4,701,200)	105,066
LME Zinc Base Metal	(107)	05/15/23	(7,837,081)	10,064
Low Sulphur Gasoil	(19)	05/11/23	(1,438,775)	51,112
MSCI EAFE E-Mini Index	(415)	06/16/23	(20,656,625)	(887,296)
Natural Gas	(72)	04/26/23	(1,580,400)	124,111
NY Harbor USLD	(7)	04/28/23	(768,046)	(19,875)
Russell 2000 E-Mini Index	(379)	06/16/23	(34,365,825)	(478,121)
S&P 500 E-Mini Index	(47)	06/16/23	(9,723,712)	(535,202)
S&P/TSX 60 Index	(10)	06/15/23	(1,789,419)	(39,810)
SET50 Index	(1,803)	06/29/23	(10,211,112)	(110,105)
SPI 200 Index	(73)	06/15/23	(8,772,458)	(199,113)
Wheat	(54)	05/12/23	(1,868,400)	29,679
WTI Crude Oil	(42)	04/20/23	(3,174,360)	(89,726)

Total				(2,821,826)

Total Futures Contracts				$1,256,382

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley Co., Inc.	BRL	48,580,000	USD	9,291,561	4/4/2023	$289,987
	BRL	46,100,000	USD	8,673,891	5/3/2023	373,708
	AUD	8,420,000	USD	5,638,630	6/21/2023	6,558
	CAD	52,751,000	USD	38,760,132	6/21/2023	323,438
	CHF	4,089,000	USD	4,402,710	6/21/2023	105,884
	COP	32,560,000,000	USD	6,739,559	6/21/2023	137,861
	CZK	368,600,000	USD	16,562,694	6/21/2023	400,485
	EUR	72,527,000	USD	77,419,643	6/21/2023	1,598,878
	GBP	54,526,750	USD	66,310,656	6/21/2023	1,061,108
	HUF	3,352,000,000	USD	9,141,925	6/21/2023	184,992
	IDR	351,000,000,000	USD	23,075,304	6/21/2023	371,496
	INR	1,342,000,000	USD	16,181,347	6/21/2023	87,239
	JPY	1,694,276,000	USD	12,886,229	6/21/2023	28,098
	KRW	11,720,000,000	USD	8,935,106	6/21/2023	79,179
	MXN	312,370,000	USD	16,883,518	6/21/2023	177,838
	NOK	112,300,000	USD	10,642,343	6/21/2023	123,283
	NZD	7,500,000	USD	4,674,422	6/21/2023	15,156
	PLN	62,794,000	USD	14,116,806	6/21/2023	357,743
	SEK	339,721,400	USD	32,446,931	6/21/2023	423,804
	USD	11,630,050	AUD	17,244,000	6/21/2023	68,812
	USD	554,589	CHF	502,000	6/21/2023	1,077
	USD	9,580,568	KRW	12,400,000,000	6/21/2023	43,269
	USD	242,057	SEK	2,494,000	6/21/2023	742
	ZAR	136,763,000	USD	7,445,950	6/21/2023	180,637
	CLP	7,670,000,000	USD	9,153,302	6/22/2023	407,314

TOTAL						$6,848,586

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.	USD	9,165,338	BRL	48,580,000	4/4/2023	$(416,210)
	AUD	17,471,000	USD	11,744,274	6/21/2023	(30,844)
	USD	35,278,849	AUD	52,910,000	6/21/2023	(194,656)
	USD	27,015,518	CAD	37,086,000	6/21/2023	(461,748)
	USD	4,380,782	CHF	4,065,000	6/21/2023	(101,349)
	COP	10,164,000,000	USD	2,148,129	6/21/2023	(1,258)
	USD	11,008,815	COP	54,098,000,000	6/21/2023	(417,927)
	USD	5,087,240	CZK	113,599,000	6/21/2023	(140,650)
	EUR	260,000	USD	283,711	6/21/2023	(440)
	USD	20,614,086	EUR	19,229,000	6/21/2023	(336,004)
	GBP	269,000	USD	333,311	6/21/2023	(941)
	USD	96,553,900	GBP	80,033,000	6/21/2023	(2,332,690)
	USD	2,531,940	HUF	949,268,000	6/21/2023	(109,391)
	USD	33,668,885	IDR	519,300,000,000	6/21/2023	(1,020,355)
	USD	27,902,045	INR	2,323,000,000	6/21/2023	(258,852)

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.	JPY	3,988,000,000	USD	30,755,871	6/21/2023	$(358,027)
	USD	52,881,371	JPY	7,110,949,000	6/21/2023	(1,320,615)
	USD	2,104,428	KRW	2,760,000,000	6/21/2023	(18,390)
	USD	4,413,551	MXN	84,093,000	6/21/2023	(179,530)
	NOK	99,300,000	USD	9,542,925	6/21/2023	(23,542)
	USD	10,864,940	NOK	115,100,000	6/21/2023	(169,108)
	USD	41,839,997	NZD	67,340,000	6/21/2023	(266,162)
	USD	3,100,855	PLN	13,686,000	6/21/2023	(53,884)
	SEK	269,274,000	USD	26,209,254	6/21/2023	(154,863)
	USD	48,532,737	SEK	510,528,000	6/21/2023	(864,889)
	USD	21,405,722	ZAR	393,712,000	6/21/2023	(549,624)
	USD	2,103,856	CLP	1,700,000,000	6/22/2023	(15,184)

TOTAL						$(9,797,133)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)

1 Day ESTRON(b)	0.000%	06/21/2024	EUR	232,510	$(1,483,896)	$(179,686)	$(1,304,210)
1 Day SOFR(b)	0.000	06/21/2024	USD	159,490	(1,579,621)	—	(1,579,621)
1 Day SOFR(b)	0.000	06/21/2024	CHF	164,590	(287,590)	(183,483)	(104,107)
3 Month BA(c)	5.000	06/21/2024	CAD	96,360	(319,339)	—	(319,339)
3 Month STIBOR(b)	4.250	06/21/2024	SEK	2,362,000	(991,703)	(995,109)	3,406
4.250(d)	3 Month BBSW	06/21/2024	AUD	37,170	181,457	189,676	(8,219)
1 Day ESTRON(b)	0.000	06/21/2025	EUR	92,300	(1,177,139)	(208,908)	(968,231)
1 Day SOFR(b)	0.000	06/21/2025	USD	9,000	(197,605)	(36,988)	(160,617)
1 Day SONIO(b)	0.000	06/21/2025	GBP	109,690	(767,283)	(489,887)	(277,396)
5.750(b)	6 Month WIBOR	09/20/2028	PLN	44,070	191,772	271,596	(79,824)
6 Month PRIBOR(b)	5.000	09/20/2028	CZK	261,070	(237,416)	(423,656)	186,240
8.500(d)	3 Month JIBAR	09/20/2028	ZAR	390,380	217,324	266,213	(48,889)

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)

BUBORON(b)	8.250	09/20/2028	HUF	4,067,030	$95,090	$—	$95,090
Mexican(e)	0.000	09/20/2028	MXN	349,120	(651,419)	(492,857)	(158,562)
0.000(b)	1 Day SONIO	06/21/2033	GBP	71,420	2,617,441	1,335,014	1,282,427
1 Day ESTRON(b)	0.000	06/21/2033	EUR	42,080	(1,038,192)	(953,395)	(84,797)
1 Day SOFR(b)	0.000	06/21/2033	USD	30,800	(1,582,633)	(1,420,933)	(161,700)
1 Day SOFR(b)	0.000	06/21/2033	CHF	2,020	(14,101)	—	(14,101)
3 Month STIBOR(b)	3.250	06/21/2033	SEK	110,530	(378,892)	(62,754)	(316,138)
4.000(c)	3 Month BA	06/21/2033	CAD	7,860	359,306	358,545	761
0.000(b)	1 Day SOFR	06/21/2053	USD	11,070	729,789	217,861	511,928
0.000(b)	1 Day ESTRON	06/21/2053	EUR	17,590	1,233,934	597,666	636,268
1 Day SONIO(b)	0.000	06/21/2053	GBP	22,550	(1,708,855)	(292,846)	(1,416,009)

TOTAL					$(6,789,571)	$(2,503,931)	(4,285,640)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.
(e)	Payments made monthly.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBSW	— Bank Bill Swap Rate
BUBORON	— Budapest Interbank Offered Rate
ESTRON	— Euro Short-Term Rate
JIBAR	— Johannesburg Interbank Agreed Rate
PRIBOR	— Prague Interbank Offered Rate
SOFR	— Secured Overnight Financing Rate
SONIO	— Sterling Overnight Index Average
STIBOR	— Stockholm Interbank Offered Rate
WIBOR	— Warsaw Interbank Offered Rate

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
USD	— United States Dollar
ZAR	— South African Rand

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

B. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified, and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

C. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

D. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2023:

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of March 31, 2023:

MANAGED FUTURES STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Investment Companies	$295,798,778	$—	$—

Total	$295,798,778	$—	$—

Derivative Type

Assets(a)
Forward Foreign Currency Contracts	$—	$6,848,586	$—
Futures Contracts	8,716,072	–	—
Interest Rate Swap Contracts	—	2,716,120	—

Total	8,716,072	9,564,706	—

Derivative Type

Liabilities(a)
Forward Foreign Currency Contracts	$—	$(9,797,133)	$—
Futures Contracts	(7,459,690)	—	—
Interest Rate Swap Contracts	—	(7,001,760)	—

Total	(7,459,690)	(16,798,893)	—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in the general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk— As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly- owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from investments in the Subsidiary was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deductions for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.